UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2007

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                      BioForce Nanosciences Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                      000-51074                  74-3078125
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                       1615 Golden Aspen Drive, Suite 101
                                Ames, Iowa 50010
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 233-8333

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 15, 2007, we issued a press release entitled "BioForce Nanosciences Reports Third Quarter 2007 Financial Results." A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

The information being provided in this report pursuant to this Item 2.02, including Exhibit 99.1, is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934 (Exchange Act), or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference.

Section 8 - Other Events

Item 8.01 Other Events

On November 15, 2007, we issued 1,000,000 shares of our Common Stock pursuant to the exercise by an investor of the Series C Warrants that were issued to it as a part of an investment transaction on August 31, 2007. The Series C Warrants were exercised by the investor at an exercise price of $0.50 per share, for total gross proceeds to us of $500,000 from the exercise.

A copy of our press release dated November 19, 2007 that we issued in connection with this warrant exercise is attached as Exhibit 99.2 to this report and is incorporated by reference into this Item 8.01.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.               Description
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99.1                      Press Release dated November 15, 2007
99.2                      Press Release dated November 19, 2007


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BioForce Nanosciences Holdings, Inc.


                                        By: /s/ Eric Henderson
                                            ------------------------------------
                                            Eric Henderson
                                            Chief Executive Officer

Date: November 21, 2007


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                                INDEX TO EXHIBITS

Exhibit No.               Description
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99.1                      Press Release dated November 15, 2007
99.2                      Press Release dated November 19, 2007


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